Exhibit 99.1

Summary Table - UPFC 2006-A Final Selected Pool

Aggregate Principal Balance	$260,215,063.57
Number of Automobile Loans	28,869
Average Principal Balance	$9,013.65
Range of Principal Balances	($515.02 to $20,434.05)
Weighted Average APR	22.75%
Range of APRs	(17.08% to 30.00% )
Weighted Average Remaining Term	49.46 months
Range of Remaining Terms	(8 months to 60 months )
Weighted Average Original Term	52.47 months
Range of Original Terms	(12 months to 60 months )
Percentage of New Loans	0.22%
Percentage of Used Loans	99.78%
Percentage of Simple Interest Loans	99.17%
Percentage of Precomputed Loans	0.83%

Distribution of the Automobile Loans by APR as of the Cut-Off Date

APR Range	Aggregate Principal Balance	Percentage of Aggregate Principal Balance(1)	Number of Automobile Loans	Percentage of Total Number of Automobile Loans(1)
17.001% - 18.000%	$8,859,556.98	3.40%	746	2.58%
18.001% - 19.000%	2,141,621.70	0.82%	181	0.63%
19.001% - 20.000%	1,628,605.59	0.63%	154	0.53%
20.001% - 21.000%	77,800,536.19	29.90%	8,219	28.47%
21.001% - 22.000%	9,833,140.16	3.78%	1,149	3.98%
22.001% - 23.000%	8,710.31	0.00%	1	0.00%
23.001% - 24.000%	159,123,942.87	61.15%	18,310	63.42%
24.001% - 25.000%	558,805.60	0.21%	72	0.25%
25.001% - 26.000%	38,669.81	0.01%	4	0.01%
26.001% - 27.000%	0.00	0.00%	0	0.00%
27.001% - 28.000%	14,121.13	0.01%	2	0.01%
28.001% - 29.000%	39,701.20	0.02%	5	0.02%
29.001% - 30.000%	167,652.03	0.06%	26	0.09%

	$260,215,063.57	100.00%	28,869	100.00%

(1) Percentages may not add up to 100.00% due to rounding.

Distribution of the Automobile Loans by Geographic Location of the Obligor as of the Cut-Off Date

State	Aggregate Principal Balance	Percentage of Aggregate Principal Balance(1)	Number of Automobile Loans	Percentage of Total Number of Automobile Loans(1)
Texas	$30,216,628.44	11.61%	3,037	10.52%
Florida	29,504,161.24	11.34%	3,365	11.66%
California	27,571,125.09	10.60%	3,080	10.67%
Georgia	13,917,723.82	5.35%	1,425	4.94%
Arizona	13,292,200.76	5.11%	1,460	5.06%
New York	13,196,741.04	5.07%	1,617	5.60%
Ohio	11,167,846.98	4.29%	1,350	4.68%
Missouri	11,127,661.41	4.28%	1,205	4.17%
North Carolina	10,861,542.87	4.17%	1,177	4.08%
Alabama	10,816,366.03	4.16%	1,181	4.09%
Illinois	9,505,555.00	3.65%	1,124	3.89%
Tennessee	8,846,394.23	3.40%	1,005	3.48%
Massachusetts	8,106,865.92	3.12%	902	3.12%
Indiana	7,289,338.07	2.80%	744	2.58%
Virginia	6,191,091.96	2.38%	683	2.37%
Washington	5,907,196.44	2.27%	683	2.37%
Colorado	5,725,948.00	2.20%	617	2.14%
Oregon	4,122,700.06	1.58%	491	1.70%
Oklahoma	3,476,786.66	1.34%	350	1.21%
Kentucky	3,365,098.21	1.29%	399	1.38%
Minnesota	3,330,165.14	1.28%	392	1.36%
Michigan	3,310,400.11	1.27%	401	1.39%
Mississippi	2,846,619.10	1.09%	307	1.06%
New Hampshire	2,604,756.06	1.00%	308	1.07%
Utah	2,589,249.17	1.00%	287	0.99%
Nevada	2,523,121.87	0.97%	277	0.96%
Kansas	2,346,157.52	0.90%	255	0.88%
New Jersey	2,275,913.91	0.87%	259	0.90%
Iowa	2,013,214.40	0.77%	244	0.85%
Other(2)	$2,166,494.06	0.83%	244	0.85%

Total:	$260,215,063.57	100.00%	28,869	100.00%

(1) Percentages may not add up to 100.00% due to rounding.

(2) States with aggregate principal balances less than $1,000,000.

Distribution of the Automobile Loans by Current Principal Balance as of the Cut-Off Date

Current Principal Balance	Aggregate Principal Balance	Percentage of Aggregate Principal Balance(1)	Number of Automobile Loans	Percentage of Total Number of Automobile Loans(1)
$0.01 - $1,000.00	$8,805.95	0.00%	12	0.04%
$1,000.01 - $2,000.00	28,643.63	0.01%	18	0.06%
$2,000.01 - $3,000.00	344,233.51	0.13%	130	0.45%
$3,000.01 - $4,000.00	1,762,052.35	0.68%	494	1.71%
$4,000.01 - $5,000.00	4,809,806.15	1.85%	1,056	3.66%
$5,000.01 - $6,000.00	10,197,455.41	3.92%	1,841	6.38%
$6,000.01 - $7,000.00	18,511,477.06	7.11%	2,835	9.82%
$7,000.01 - $8,000.00	29,111,570.10	11.19%	3,867	13.39%
$8,000.01 - $9,000.00	41,139,590.08	15.81%	4,840	16.77%
$9,000.01 - $10,000.00	43,950,721.68	16.89%	4,626	16.02%
$10,000.01 - $11,000.00	36,033,953.05	13.85%	3,442	11.92%
$11,000.01 - $12,000.00	24,502,451.98	9.42%	2,140	7.41%
$12,000.01 - $13,000.00	16,994,890.67	6.53%	1,362	4.72%
$13,000.01 - $14,000.00	11,936,807.38	4.59%	886	3.07%
$14,000.01 - $15,000.00	7,506,074.30	2.88%	519	1.80%
$15,000.01 and over	13,376,530.27	5.14%	801	2.77%

Total:	$260,215,063.57	100.00%	28,869	100.00%

(1) Percentages may not add up to 100.00% due to rounding.

Distribution of the Automobile Loans by Original Principal Balance as of the Cut-Off Date

Original Principal Balance	Aggregate Principal Balance	Percentage of Aggregate Principal Balance(1)	Number of Automobile Loans	Percentage of Total Number of Automobile Loans(1)
$1,000.01 - $2,000.00	$1,864.90	0.00%	1	0.00%
$2,000.01 - $3,000.00	101,064.17	0.04%	43	0.15%
$3,000.01 - $4,000.00	949,308.17	0.36%	293	1.01%
$4,000.01 - $5,000.00	3,208,791.82	1.23%	773	2.68%
$5,000.01 - $6,000.00	7,870,054.81	3.02%	1,526	5.29%
$6,000.01 - $7,000.00	14,880,350.28	5.72%	2,418	8.38%
$7,000.01 - $8,000.00	25,007,354.94	9.61%	3,509	12.15%
$8,000.01 - $9,000.00	39,159,066.13	15.05%	4,807	16.65%
$9,000.01 - $10,000.00	44,390,304.25	17.06%	4,854	16.81%
$10,000.01 - $11,000.00	39,134,113.46	15.04%	3,864	13.38%
$11,000.01 - $12,000.00	27,403,771.84	10.53%	2,479	8.59%
$12,000.01 - $13,000.00	18,801,111.38	7.23%	1,563	5.41%
$13,000.01 - $14,000.00	13,601,456.99	5.23%	1,046	3.62%
$14,000.01 - $15,000.00	9,218,430.65	3.54%	661	2.29%
$15,000.01 and over	16,488,019.78	6.34%	1,032	3.57%

Total:	$260,215,063.57	100.00%	28,869	100.00%

(1) Percentages may not add up to 100.00% due to rounding.

Distribution of the Automobile Loans by Remaining Term as of the Cut-Off Date

Remaining Term	Aggregate Principal Balance	Percentage of Aggregate Principal Balance(1)	Number of Automobile Loans	Percentage of Total Number of Automobile Loans(1)
1 - 12	$25,829.71	0.01%	11	0.04%
13 - 24	2,855,400.01	1.10%	718	2.49%
25 - 36	24,762,467.95	9.52%	4,154	14.39%
37 - 48	80,522,500.92	30.94%	9,885	34.24%
49 - 60	152,048,864.98	58.43%	14,101	48.84%

Total:	$260,215,063.57	100.00%	28,869	100.00%

(1) Percentages may not add up to 100.00% due to rounding.

Distribution of the Automobile Loans by Original Term as of the Cut-Off Date

Original Term	Aggregate Principal Balance	Percentage of Aggregate Principal Balance(1)	Number of Automobile Loans	Percentage of Total Number of Automobile Loans(1)
1 - 12	$18,948.83	0.01%	8	0.03%
13 - 24	2,025,858.11	0.78%	535	1.85%
25 - 36	22,122,300.73	8.50%	3,830	13.27%
37 - 48	78,346,717.86	30.11%	9,773	33.85%
49 - 60	157,701,238.04	60.60%	14,723	51.00%

Total:	$260,215,063.57	100.00%	28,869	100.00%

(1) Percentages may not add up to 100.00% due to rounding.

Distribution of the Automobile Loans by Model Year as of the Cut-Off Date

Model Year	Aggregate Principal Balance	Percentage of Aggregate Principal Balance(1)	Number of Automobile Loans	Percentage of Total Number of Automobile Loans(1)
2007	$18,968.17	0.01%	1	0.00%
2006	1,532,195.44	0.59%	106	0.37%
2005	9,771,262.51	3.76%	787	2.73%
2004	15,325,587.05	5.89%	1,414	4.90%
2003	25,581,271.90	9.83%	2,474	8.57%
2002	39,423,216.70	15.15%	3,941	13.65%
2001	46,628,582.57	17.92%	4,955	17.16%
2000	45,388,326.41	17.44%	5,134	17.78%
1999	36,555,487.53	14.05%	4,370	15.14%
1998	19,103,020.78	7.34%	2,488	8.62%
1997	11,195,440.55	4.30%	1,586	5.49%
1996 and prior	9,691,703.96	3.72%	1,613	5.59%

Total:	$260,215,063.57	100.00%	28,869	100.00%

(1) Percentages may not add up to 100.00% due to rounding.